Exhibit 99.1

Unaudited Pro Forma Combined Statements of Operations and Pro Forma Historical Segment Information
The following unaudited pro forma combined statements of operations (the “unaudited pro forma statements of operations”) and pro forma historical segment information for DuPont are derived from DowDuPont’s consolidated financial statements and accompanying notes, adjusted to give effect to the Merger, Distributions, which will be treated as discontinued operations, and Financings (collectively the “Transactions”). The historical consolidated financial information has been adjusted to give effect to pro forma events that are (1) directly attributable to the Transactions, (2) factually supportable and (3) with respect to the statements of operations, expected to have a continuing impact on the results.

For purposes of DowDupont’s financial statement presentation, Historical Dow was determined to be the accounting acquirer in the Merger, and Historical DuPont’s assets and liabilities were reflected at fair value as of the close of the Merger. As a result, the historical financial statements of Historical Dow for periods prior to the Merger are considered to be the historical financial statements of DowDuPont.

The unaudited pro forma statements of operations and pro forma historical segment information are based on and should be read in conjunction with each of DowDuPont’s, Historical Dow’s and Historical DuPont’s financial statements contained in the Quarterly Reports on Form 10-Q for the three months ended March 31, 2019 and Annual Reports on Form 10-K for the year ended December 31, 2018 filed with the SEC. The unaudited pro forma statements of operations and pro forma historical segment information, prepared in accordance with Article 11 of SEC Regulation S-X, are presented for informational purposes only, and do not purport to represent what results of operations would have been had the Transactions occurred on the dates indicated, nor do they purport to project DuPont’s results of operations or financial position for any future period or as of any future date.

The unaudited pro forma statements of operations for the years ended December 31, 2018 and 2017 include costs of approximately $1.0 billion and $1.2 billion, respectively, previously allocated to the materials science and agriculture businesses that did not meet the definition of expenses related to discontinued operations in accordance with Financial Accounting Standards Board Accounting Standards Codification 205, “Presentation of Financial Statements” (“ASC 205”) and thus are reflected in DuPont’s pro forma income (loss) from continuing operations. A significant portion of these costs relate to Historical Dow and consist of leveraged services provided through service centers, as well as other corporate overhead costs related to information technology, finance, manufacturing, research & development, sales & marketing, supply chain, human resources, sourcing & logistics, legal and communications, public affairs & government affairs functions. These costs related to Historical Dow are no longer being incurred by DuPont after the Dow Distribution.

Pro forma provision (credit) for income taxes on continuing operations also includes the impact of the Tax Cuts and Jobs Act (“The Act”) which was enacted on December 22, 2017. The Act, among other things, reduced the U.S. federal corporate income tax rate from 35 percent to 21 percent, required companies to pay a one-time transition tax on earnings of foreign subsidiaries that were previously deferred, created new provisions related to foreign sourced earnings, eliminated the domestic manufacturing deduction and moved to a territorial system. In accordance with Staff Accounting Bulletin 118, income tax effects of The Act were refined upon obtaining, preparing or analyzing additional information during the measurement period. As of December 31, 2018, DowDuPont completed its accounting for the tax effects of The Act.

One-time transaction-related costs incurred prior to, or concurrent with, the closing of the Merger and subsequent Distributions are not included in the unaudited pro forma statements of operations and pro forma historical segment information. In addition, the unaudited pro forma statements of operations and pro forma historical segment information do not reflect restructuring or integration activities or other costs following the Distributions that may be incurred to achieve cost or growth synergies of DuPont. As no assurance can be made that these costs will be incurred, or the growth synergies will be achieved, no adjustment has been made.

For additional information on the Transactions, refer to DuPont’s Form 8-K’s filed on June 3, 2019 and other filings with the SEC. The pro forma information included in this filing is consistent with the adjustments made in the unaudited pro forma financial statements included in the Current Report on Form 8-K filed on June 3, 2019.

DuPont
Summary of Pro Forma Combined Statements of Operations (Unaudited)

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended
In millions, except per share amounts	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Net sales	$5,414	$22,594	$5,457	$5,683	$5,857	$5,597	$21,000	$5,361	$5,272	$5,322	$5,045
Cost of sales	3,643	15,376	3,661	3,789	4,103	3,823	16,018	4,769	3,932	3,785	3,532
Research and development expenses	267	1,070	262	264	270	274	1,090	272	271	272	275
Selling, general and administrative expenses	726	3,028	727	731	768	802	2,984	740	728	752	764
Amortization of intangibles	256	1,044	257	256	266	265	1,010	265	248	249	248
Restructuring, goodwill impairment and asset related charges – net	71	147	37	11	46	53	590	273	9	160	148
Integration and separation costs	438	1,394	444	385	291	274	810	303	250	151	106
Equity in earnings of nonconsolidated affiliates	40	447	291	45	54	57	410	220	47	50	93
Sundry income (expense) - net	84	92	117	(9)	82	(98)	(69)	(32)	(69)	(102)	134
Interest expense and amortization of debt discount	180	684	171	171	171	171	684	171	171	171	171
Income (loss) from continuing operations before income taxes	$(43)	$390	$306	$112	$78	$(106)	$(1,845)	$(1,244)	$(359)	$(270)	$28
Provision (credit) for income taxes on continuing operations	(61)	172	15	24	89	44	(2,295)	(1,704)	(143)	(248)	(200)
Income (loss) from continuing operations, net of tax	$18	$218	$291	$88	$(11)	$(150)	$450	$460	$(216)	$(22)	$228
Net income (loss) from continuing operations attributable to noncontrolling interests	11	39	13	15	(2)	13	31	9	6	7	9
Net income (loss) from continuing operations available to DuPont common stockholders	$7	$179	$278	$73	$(9)	$(163)	$419	$451	$(222)	$(29)	$219

Per common share data:
Earnings per common share from continuing operations - basic [1]	$0.01	$0.21	$0.36	$0.09	$(0.02)	$(0.22)	$0.52	$0.58	$(0.29)	$(0.05)	$0.28
Earnings per common share from continuing operations - diluted [1]	$0.01	$0.21	$0.36	$0.09	$(0.02)	$(0.22)	$0.52	$0.58	$(0.29)	$(0.05)	$0.28

Weighted-average common shares outstanding - basic	750.0	767.0	760.7	765.4	769.6	772.3	774.6	775.6	776.0	775.0	771.9
Weighted-average common shares outstanding - diluted	753.1	771.8	764.3	770.4	769.6	772.3	782.0	781.9	776.0	775.0	780.4

1.
Pro forma earnings per common share from continuing operations for the year may not equal the sum of the quarterly pro forma earnings per common share from continuing operations amounts due to the change in average share calculations.

Refer to subsequent tables for reconciliations of historical consolidated statements of income to the unaudited pro forma statements of operations.

DuPont
Selected Pro Forma Historical Segment Information (Unaudited)

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Pro forma net sales by segment
Electronics & Imaging	$825	$3,635	$910	$940	$921	$864	$3,592	$906	$928	$913	$845
Nutrition & Biosciences	1,535	6,216	1,485	1,533	1,621	1,577	5,389	1,428	1,326	1,346	1,289
Transportation & Industrial	1,317	5,422	1,270	1,357	1,417	1,378	4,958	1,253	1,254	1,239	1,212
Safety & Construction	1,283	5,294	1,294	1,364	1,372	1,264	5,003	1,252	1,278	1,293	1,180
Non-Core	454	2,027	498	489	526	514	2,058	522	486	531	519
Total	$5,414	$22,594	$5,457	$5,683	$5,857	$5,597	$21,000	$5,361	$5,272	$5,322	$5,045
Pro forma operating EBITDA[1] by segment
Electronics & Imaging	$288	$1,210	$321	$322	$290	$277	$1,190	$297	$317	$331	$245
Nutrition & Biosciences	353	1,445	330	364	383	368	1,162	308	282	284	288
Transportation & Industrial	372	1,518	344	383	402	389	1,235	329	314	283	309
Safety & Construction	374	1,283	311	350	296	326	1,178	253	342	275	308
Non-Core	94	677	358	86	123	110	661	294	78	125	164
Corporate	(51)	(228)	(42)	(50)	(72)	(64)	(257)	(78)	(31)	(76)	(72)
Total	$1,430	$5,905	$1,622	$1,455	$1,422	$1,406	$5,169	$1,403	$1,302	$1,222	$1,242
Pro forma equity in earnings (losses)[2] of nonconsolidated affiliates by segment
Electronics & Imaging	$3	$23	$3	$7	$6	$7	$20	$3	$6	$6	$5
Nutrition & Biosciences	—	(1)	(2)	—	—	1	(2)	—	—	(2)	—
Transportation & Industrial	—	1	(3)	1	1	2	5	—	2	2	1
Safety & Construction	8	24	5	6	8	5	18	3	3	6	6
Non-Core	29	400	288	31	39	42	369	214	36	38	81
Total	$40	$447	$291	$45	$54	$57	$410	$220	$47	$50	$93

1.
DuPont uses pro forma operating EBITDA as its measure of profit / loss for segment reporting. Pro forma operating EBITDA is defined as pro forma earnings (i.e. pro forma income (loss) from continuing operations before income taxes) before interest, depreciation, amortization, non-operating pension / other post employment benefits (“OPEB”) / charges, and foreign exchange gains / losses, excluding the impact of costs historically allocated to the materials science and agriculture businesses that did not meet the criteria to be recorded as discontinued operations and adjusted significant items.

2.	Does not exclude the impact of significant items.

DuPont
Disaggregation of Revenue
Net Trade Sales by Segment and Major Product Line

The following table reflects the new segment structure of DuPont effective immediately following the Corteva Distribution. In conjunction with the Segment Realignment effective June 1, 2019, DuPont made the following changes to its major product lines:

•	Realigned its product lines within Nutrition & Biosciences as Food & Beverage, Health & Biosciences, and Pharma Solutions;

•
Renamed its products lines within Transportation & Industrial (formerly known as Transportation & Advanced Polymers) as Mobility Solutions, Healthcare & Specialty, and Industrial & Consumer (formerly known as Engineering Polymers, Performance Solutions, and Performance Resins, respectively); and

•	Realigned and renamed its product lines within Safety & Construction as Safety Solutions, Shelter Solutions, and Water Solutions.

	Three Months Ended	Year Ended	Three Months Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Advanced Printing	$119	$512	$125	$129	$136	$122
Display Technologies	85	313	83	88	82	60
Interconnect Solutions	238	1,174	282	313	298	281
Semiconductor Technologies	383	1,636	420	410	405	401
Electronics & Imaging	$825	$3,635	$910	$940	$921	$864
Food & Beverage	$738	$3,008	$705	$724	$805	$774
Health & Biosciences	573	2,395	566	597	620	612
Pharma Solutions	224	813	214	212	196	191
Nutrition & Biosciences	$1,535	$6,216	$1,485	$1,533	$1,621	$1,577
Mobility Solutions	$625	$2,532	$615	$648	$648	$621
Healthcare & Specialty	384	1,581	364	387	424	406
Industrial & Consumer	308	1,309	291	322	345	351
Transportation & Industrial	$1,317	$5,422	$1,270	$1,357	$1,417	$1,378
Safety Solutions	$665	$2,483	$613	$619	$639	$612
Shelter Solutions	357	1,796	429	473	471	423
Water Solutions	261	1,015	252	272	262	229
Safety & Construction	$1,283	$5,294	$1,294	$1,364	$1,372	$1,264
Biomaterials	$59	$284	$66	$74	$74	$70
Clean Technologies	65	301	77	71	79	74
DuPont Teijin Films	37	198	49	51	51	47
Photovoltaic & Advanced Materials	254	1,085	259	255	283	288
Sustainable Solutions	39	159	47	38	39	35
Non-Core	$454	$2,027	$498	$489	$526	$514
Total	$5,414	$22,594	$5,457	$5,683	$5,857	$5,597

DuPont
Reconciliation of Pro forma Income from Continuing Operations, Net of Tax to Pro forma Operating EBITDA (Unaudited)

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Pro forma income (loss) from continuing operations, net of tax (GAAP)	$18	$218	$291	$88	$(11)	$(150)	$450	$460	$(216)	$(22)	$228
+ Provision (credit) for income taxes on continuing operations	(61)	172	15	24	89	44	(2,295)	(1,704)	(143)	(248)	(200)
Pro forma income (loss) from continuing operations before income taxes	$(43)	$390	$306	$112	$78	$(106)	$(1,845)	$(1,244)	$(359)	$(270)	$28
+ Depreciation and amortization	527	2,170	526	542	551	551	2,131	570	508	531	522
- Interest income[1]	39	39	10	8	11	10	22	1	6	10	5
+ Interest expense and amortization of debt discount	180	684	171	171	171	171	684	171	171	171	171
- Non-operating pension/OPEB benefit	21	96	17	24	28	27	57	28	12	9	8
- Foreign exchange gains (losses), net [1,2]	(61)	(43)	55	(26)	53	(125)	(493)	(71)	(133)	(184)	(105)
+ Costs historically allocated to the materials science and agriculture businesses[3]	256	1,044	202	234	352	256	1,192	269	272	314	337
- Adjusted significant items benefit (charge)	(509)	(1,709)	(499)	(402)	(362)	(446)	(2,593)	(1,595)	(595)	(311)	(92)
Pro forma operating EBITDA (Non-GAAP)[4]	$1,430	$5,905	$1,622	$1,455	$1,422	$1,406	$5,169	$1,403	$1,302	$1,222	$1,242
1. Included in sundry income (expense) - net in the unaudited pro forma statements of operations.
2. Excludes a $50 million pretax foreign exchange loss included in adjusted significant items, related to adjustments to Historical DuPont’s foreign currency exchange contracts as a result of U.S. tax reform for the year ended December 31, 2018 and three months ended March 31, 2018.
3. Costs previously allocated to the materials science and agriculture businesses that did not meet the definition of expenses related to discontinued operations in accordance with ASC 205.
4. Pro forma operating EBITDA is defined as pro forma earnings (i.e. pro forma income (loss) from continuing operations before income taxes) before interest, depreciation, amortization, non-operating pension / other post employment benefits (“OPEB”) / charges, and foreign exchange gains / losses, excluding the impact of costs historically allocated to the materials science and agriculture businesses that did not meet the criteria to be recorded as discontinued operations and adjusted significant items. DuPont’s management believes these financial measures are useful to investors because they provide additional information related to the ongoing performance of DuPont to offer a more meaningful comparison related to future results of operations. These non-GAAP financial measures supplement disclosures prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), and should not be viewed as an alternative to U.S. GAAP. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies.

DuPont
Pro Forma Significant Items (Unaudited)

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Merger-related inventory step-up amortization [1]	$—	$(77)	$(4)	$—	$(4)	$(69)	$(1,355)	$(1,019)	$(336)	$—	$—
Net loss on divestitures and changes in joint venture ownership [2]	—	(41)	(14)	(6)	(21)	—	162	—	—	—	162
Integration and separation costs	(438)	(1,394)	(444)	(385)	(291)	(274)	(810)	(303)	(250)	(151)	(106)
Income tax related item [3]	—	(50)	—	—	—	(50)	—	—	—	—	—
Restructuring and asset-related charges - net	(71)	(147)	(37)	(11)	(46)	(53)	(590)	(273)	(9)	(160)	(148)
Total pretax pro forma significant items benefit (charge) [4]	$(509)	$(1,709)	$(499)	$(402)	$(362)	$(446)	$(2,593)	$(1,595)	$(595)	$(311)	$(92)
+ Total tax impact of significant items benefit (charge) [5]	109	290	76	61	70	83	654	380	168	100	6
+ Tax only significant items benefit (charge)	62	(177)	(79)	9	—	(107)	1,339	1,292	(33)	(8)	88
Total pro forma significant items benefit (charge), net of tax [6]	$(338)	$(1,596)	$(502)	$(332)	$(292)	$(470)	$(600)	$77	$(460)	$(219)	$2

1.	Reflected in cost of sales.

2.	Reflected in sundry income (expense) - net.

3.	Includes a foreign exchange loss related to adjustments to Historical DuPont’s foreign currency exchange contracts as a result of U.S. tax reform.

4.	Impact on income (loss) from continuing operations before income taxes.

5.	The income tax effect for each adjustment was calculated based on the statutory tax rate for the jurisdiction(s) in which the adjustment was taxable or deductible.

6.	Impact on net (loss) income from continuing operations available for DuPont common stockholders.

DuPont
Reconciliation of Pro Forma Earnings (Loss) Per Common Share from Continuing Operations - Diluted to Pro Forma Adjusted Earnings Per Common Share from Continuing Operations - Diluted (Unaudited)

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended
Pretax (in millions)	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Pro forma income (loss) from continuing operations before income taxes (GAAP)	$(43)	$390	$306	$112	$78	$(106)	$(1,845)	$(1,244)	$(359)	$(270)	$28
Less: Pretax significant items benefit (charge)[1]	(509)	(1,709)	(499)	(402)	(362)	(446)	(2,593)	(1,595)	(595)	(311)	(92)
Less: Merger-related pretax amortization of intangibles[1]	(200)	(817)	(200)	(202)	(207)	(208)	(774)	(206)	(190)	(189)	(189)
Less: Pretax non-op pension / OPEB benefit[1]	21	96	17	24	28	27	57	28	12	9	8
Less: Pretax costs historically allocated to the materials science and agriculture businesses[1]	(256)	(1,044)	(202)	(234)	(352)	(256)	(1,192)	(269)	(272)	(314)	(337)
Pro forma adjusted results (Non-GAAP)	$901	$3,864	$1,190	$926	$971	$777	$2,657	$798	$686	$535	$638

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended
Net of tax (in millions)	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Pro forma net income (loss) from continuing operations available to DuPont common stockholders (GAAP)	$7	$179	$278	$73	$(9)	$(163)	$419	$451	$(222)	$(29)	$219
Less: Significant items benefit (charge), net of tax[2]	(338)	(1,596)	(502)	(332)	(292)	(470)	(600)	77	(460)	(219)	2
Less: Merger-related amortization of intangibles, net of tax[2]	(157)	(641)	(157)	(158)	(163)	(163)	(533)	(142)	(143)	(118)	(130)
Less: Non-op pension / OPEB benefit, net of tax[2]	17	80	16	20	22	22	42	19	11	6	6
Less: Costs historically allocated to the materials science and agriculture businesses, net of tax[2]	(197)	(804)	(156)	(180)	(271)	(197)	(763)	(172)	(174)	(201)	(216)
Pro forma adjusted results (Non-GAAP)	$682	$3,140	$1,077	$723	$695	$645	$2,273	$669	$544	$503	$557

	Three Months Ended	Year Ended [3]	Three Months Ended				Year Ended [3]	Three Months Ended
Earnings per common share (“EPS”) - diluted	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Pro forma earnings per common share from continuing operations - diluted (GAAP)[4]	$0.01	$0.21	$0.36	$0.09	$(0.02)	$(0.22)	$0.52	$0.58	$(0.29)	$(0.05)	$0.28
Less: Significant items benefit (charge) - diluted[4]	(0.45)	(2.07)	(0.66)	(0.43)	(0.38)	(0.61)	(0.77)	0.10	(0.59)	(0.28)	—
Less: Merger-related amortization of intangibles - diluted[4]	(0.21)	(0.83)	(0.21)	(0.21)	(0.21)	(0.21)	(0.68)	(0.18)	(0.18)	(0.15)	(0.17)
Less: Non-op pension / OPEB benefit - diluted[4]	0.02	0.10	0.02	0.03	0.03	0.03	0.05	0.02	0.01	0.01	0.01
Less: Costs historically allocated to the materials science and agriculture businesses - diluted[4]	(0.25)	(1.04)	(0.20)	(0.24)	(0.35)	(0.26)	(0.97)	(0.22)	(0.23)	(0.27)	(0.27)
Pro forma adjusted earnings per common share from continuing operations - diluted (Non-GAAP)[5]	$0.90	$4.05	$1.41	$0.94	$0.89	$0.83	$2.89	$0.86	$0.70	$0.64	$0.71

1.	Impact on income (loss) from continuing operations before income taxes.

2.
Impact on income (loss) from continuing operations, net of tax. The income tax effect for each adjustment was calculated based on the statutory tax rate for the jurisdiction(s) in which the adjustment was taxable or deductible.

3.
Pro forma earnings per share amounts from continuing operations - diluted for the year may not equal the sum of the quarterly pro forma earnings per common share from continuing operations - diluted amounts due to the change in average share calculations.

4.	Impact on earnings per common share from continuing operations - diluted.

5.
Pro forma adjusted earnings per common share from continuing operations - diluted, a non-GAAP measure, is defined as pro forma earnings per common share from continuing operations - diluted, excluding the after-tax impact of significant items, after-tax impact of amortization expense associated with intangibles acquired as part of the Merger, after-tax impact of non-operating pension / other post employment benefits (“OPEB”) / charges, and after-tax impact of costs historically allocated to the materials science and agriculture businesses that did not meet the criteria to be recorded as discontinued operations.  The most comparable measure is pro forma earnings per common share from continuing operations - diluted. DuPont’s management believes these financial measures are useful to investors because they provide additional information related to the ongoing performance of DuPont to offer a more meaningful comparison related to future results of operations. These non-GAAP financial measures supplement U.S GAAP disclosures and should not be viewed as an alternative to U.S. GAAP. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies.

DuPont
Unaudited Pro Forma Combined Statement of Operations
For the Three Months Ended March 31, 2019

	DowDuPont	Distribution of Dow[1]	Distribution of Corteva[2]	Historical Adjustments[3]	DuPont Adjusted[4]	Separation and Financing Pro Forma Adjustments[5]	DuPont
In millions, except per share amounts	As Reported				Subtotal		Pro Forma
Net sales	$19,649	$(10,867)	$(3,368)	$—	$5,414	$—	$5,414
Cost of sales	14,726	(8,917)	(2,192)	4	3,621	22	3,643
Research and development expenses	717	(163)	(287)	—	267	—	267
Selling, general and administrative expenses	1,672	(329)	(617)	—	726	—	726
Amortization of intangibles	474	(116)	(102)	—	256	—	256
Restructuring, goodwill impairment and asset related charges – net	287	(157)	(59)	—	71	—	71
Integration and separation costs	813	(44)	(158)	—	611	(173)	438
Equity in earnings of nonconsolidated affiliates	26	13	1	—	40	—	40
Sundry income (expense) - net	248	(99)	(65)	—	84	—	84
Interest expense and amortization of debt discount	454	(240)	(63)	—	151	29	180
Income (loss) from continuing operations before income taxes	$780	$(987)	$46	$(4)	$(165)	$122	$(43)
Provision (credit) for income taxes on continuing operations	209	(261)	(34)	(5)	(91)	30	(61)
Income (loss) from continuing operations, net of tax	$571	$(726)	$80	$1	$(74)	$92	$18
Net income (loss) from continuing operations attributable to noncontrolling interests	51	(32)	(8)	—	11	—	11
Net income (loss) from continuing operations available to DuPont common stockholders	$520	$(694)	$88	$1	$(85)	$92	$7

Per common share data:
Earnings per common share from continuing operations - basic[6]	$0.23						$0.01
Earnings per common share from continuing operations - diluted[6]	$0.23						$0.01

Weighted-average common shares outstanding - basic	2,250.1						750.0
Weighted-average common shares outstanding - diluted	2,259.2						753.1
1. Represents the distribution of Dow in accordance with the discontinued operations guidance in ASC 205.
2. Represents the distribution of Corteva in accordance with the discontinued operations guidance in ASC 205.
3. Refer to Historical Adjustments at the end of this section for additional details.
4. Represents DuPont’s current best estimate of DuPont’s retrospectively revised historical consolidated statement of operations for the three months ended March 31, 2019 reflecting the discontinued operations of Dow and Corteva. Actual results could differ from these estimates.
5. Refer to Pro Forma Adjustments at the end of this section for additional details.
6. Refer to the Earnings Per Share Reconciliation at the end of this section for additional details.

DuPont
Unaudited Pro Forma Combined Statement of Operations
For the Year Ended December 31, 2018

	DowDuPont	Distribution of Dow[1]	Distribution of Corteva[2]	Historical Adjustments[3]	DuPont Adjusted[4]	Separation and Financing Pro Forma Adjustments[5]	DuPont
In millions, except per share amounts	As Reported				Subtotal		Pro Forma
Net sales	$85,977	$(49,224)	$(14,159)	$—	$22,594	$—	$22,594
Cost of sales	65,333	(40,187)	(9,838)	(6)	15,302	74	15,376
Research and development expenses	3,060	(670)	(1,320)	—	1,070	—	1,070
Selling, general and administrative expenses	6,709	(1,304)	(2,377)	—	3,028	—	3,028
Amortization of intangibles	1,903	(469)	(390)	—	1,044	—	1,044
Restructuring, goodwill impairment and asset related charges – net	1,105	(219)	(739)	—	147	—	147
Integration and separation costs	2,463	(135)	(441)	—	1,887	(493)	1,394
Equity in earnings of nonconsolidated affiliates	1,001	(554)	—	—	447	—	447
Sundry income (expense) - net	592	(242)	(258)	—	92	—	92
Interest expense and amortization of debt discount	1,504	(1,062)	(387)	—	55	629	684
Income (loss) from continuing operations before income taxes	$5,493	$(5,974)	$1,075	$6	$600	$(210)	$390
Provision (credit) for income taxes on continuing operations	1,489	(1,471)	191	5	214	(42)	172
Income (loss) from continuing operations, net of tax	$4,004	$(4,503)	$884	$1	$386	$(168)	$218
Net income (loss) from continuing operations attributable to noncontrolling interests	155	(101)	(15)	—	39	—	39
Net income (loss) from continuing operations available to DuPont common stockholders	$3,849	$(4,402)	$899	$1	$347	$(168)	$179

Per common share data:
Earnings per common share from continuing operations - basic[6]	$1.66						$0.21
Earnings per common share from continuing operations - diluted[6]	$1.65						$0.21

Weighted-average common shares outstanding - basic	2,301.0						767.0
Weighted-average common shares outstanding - diluted	2,315.5						771.8
1. Represents the distribution of Dow in accordance with the discontinued operations guidance in ASC 205.
2. Represents the distribution of Corteva in accordance with the discontinued operations guidance in ASC 205.
3. Refer to Historical Adjustments at the end of this section for additional details.
4. Represents DuPont’s current best estimate of DuPont’s retrospectively revised historical consolidated statement of income for the year ended December 31, 2018 reflecting the discontinued operations of Dow and Corteva. Actual results could differ from these estimates.
5. Refer to Pro Forma Adjustments at the end of this section for additional details.
6. Refer to the Earnings Per Share Reconciliation at the end of this section for additional details.

DuPont
Unaudited Pro Forma Combined Statement of Operations
For the Three Months Ended December 31, 2018

	DowDuPont	Distribution of Dow[1]	Distribution of Corteva[2]	Historical Adjustments[3]	DuPont Adjusted[4]	Separation and Financing Pro Forma Adjustments[5]	DuPont
In millions, except per share amounts	As Reported				Subtotal		Pro Forma
Net sales	$20,099	$(11,849)	$(2,793)	$—	$5,457	$—	$5,457
Cost of sales	15,567	(9,942)	(1,974)	(9)	3,642	19	3,661
Research and development expenses	749	(151)	(336)	—	262	—	262
Selling, general and administrative expenses	1,566	(298)	(541)	—	727	—	727
Amortization of intangibles	479	(116)	(106)	—	257	—	257
Restructuring, goodwill impairment and asset related charges – net	364	(45)	(282)	—	37	—	37
Integration and separation costs	782	(46)	(161)	—	575	(131)	444
Equity in earnings of nonconsolidated affiliates	316	(24)	(1)	—	291	—	291
Sundry income (expense) - net	252	(124)	(11)	—	117	—	117
Interest expense and amortization of debt discount	432	(283)	(94)	—	55	116	171
Income (loss) from continuing operations before income taxes	$728	$(1,116)	$689	$9	$310	$(4)	$306
Provision (credit) for income taxes on continuing operations	215	(387)	183	2	13	2	15
Income (loss) from continuing operations, net of tax	$513	$(729)	$506	$7	$297	$(6)	$291
Net income (loss) from continuing operations attributable to noncontrolling interests	38	(23)	(2)	—	13	—	13
Net income (loss) from continuing operations available to DuPont common stockholders	$475	$(706)	$508	$7	$284	$(6)	$278

Per common share data:
Earnings per common share from continuing operations - basic[6]	$0.21						$0.36
Earnings per common share from continuing operations - diluted[6]	$0.21						$0.36

Weighted-average common shares outstanding - basic	2,282.1						760.7
Weighted-average common shares outstanding - diluted	2,292.9						764.3
1. Represents the distribution of Dow in accordance with the discontinued operations guidance in ASC 205.
2. Represents the distribution of Corteva in accordance with the discontinued operations guidance in ASC 205.
3. Refer to Historical Adjustments at the end of this section for additional details.
4. Represents DuPont’s current best estimate of DuPont’s retrospectively revised historical consolidated statement of income for the three months ended December 31, 2018 reflecting the discontinued operations of Dow and Corteva. Actual results could differ from these estimates.
5. Refer to Pro Forma Adjustments at the end of this section for additional details.
6. Refer to the Earnings Per Share Reconciliation at the end of this section for additional details.

DuPont
Unaudited Pro Forma Combined Statement of Operations
For the Three Months Ended September 30, 2018

	DowDuPont	Distribution of Dow[1]	Distribution of Corteva[2]	Historical Adjustments[3]	DuPont Adjusted[4]	Separation and Financing Pro Forma Adjustments[5]	DuPont
In millions, except per share amounts	As Reported				Subtotal		Pro Forma
Net sales	$20,123	$(12,485)	$(1,955)	$—	$5,683	$—	$5,683
Cost of sales	15,477	(10,190)	(1,512)	(5)	3,770	19	3,789
Research and development expenses	740	(158)	(318)	—	264	—	264
Selling, general and administrative expenses	1,496	(302)	(463)	—	731	—	731
Amortization of intangibles	462	(118)	(88)	—	256	—	256
Restructuring, goodwill impairment and asset related charges – net	290	(46)	(233)	—	11	—	11
Integration and separation costs	666	(36)	(111)	—	519	(134)	385
Equity in earnings of nonconsolidated affiliates	178	(135)	2	—	45	—	45
Sundry income (expense) - net	47	(1)	(55)	—	(9)	—	(9)
Interest expense and amortization of debt discount	362	(255)	(107)	—	—	171	171
Income (loss) from continuing operations before income taxes	$855	$(1,516)	$824	$5	$168	$(56)	$112
Provision (credit) for income taxes on continuing operations	320	(398)	114	1	37	(13)	24
Income (loss) from continuing operations, net of tax	$535	$(1,118)	$710	$4	$131	$(43)	$88
Net income (loss) from continuing operations attributable to noncontrolling interests	38	(21)	(2)	—	15	—	15
Net income (loss) from continuing operations available to DuPont common stockholders	$497	$(1,097)	$712	$4	$116	$(43)	$73

Per common share data:
Earnings per common share from continuing operations - basic[6]	$0.22						$0.09
Earnings per common share from continuing operations - diluted[6]	$0.21						$0.09

Weighted-average common shares outstanding - basic	2,296.2						765.4
Weighted-average common shares outstanding - diluted	2,311.3						770.4
1. Represents the distribution of Dow in accordance with the discontinued operations guidance in ASC 205.
2. Represents the distribution of Corteva in accordance with the discontinued operations guidance in ASC 205.
3. Refer to Historical Adjustments at the end of this section for additional details.
4. Represents DuPont’s current best estimate of DuPont’s retrospectively revised historical consolidated statement of income for the three months ended September 30, 2018 reflecting the discontinued operations of Dow and Corteva. Actual results could differ from these estimates.
5. Refer to Pro Forma Adjustments at the end of this section for additional details.
6. Refer to the Earnings Per Share Reconciliation at the end of this section for additional details.

DuPont
Unaudited Pro Forma Combined Statement of Operations
For the Three Months Ended June 30, 2018

	DowDuPont	Distribution of Dow[1]	Distribution of Corteva[2]	Historical Adjustments[3]	DuPont Adjusted[4]	Separation and Financing Pro Forma Adjustments[5]	DuPont
In millions, except per share amounts	As Reported				Subtotal		Pro Forma
Net sales	$24,245	$(12,750)	$(5,638)	$—	$5,857	$—	$5,857
Cost of sales	17,974	(10,266)	(3,622)	(1)	4,085	18	4,103
Research and development expenses	803	(188)	(345)	—	270	—	270
Selling, general and administrative expenses	1,933	(370)	(795)	—	768	—	768
Amortization of intangibles	488	(116)	(106)	—	266	—	266
Restructuring, goodwill impairment and asset related charges – net	189	(42)	(101)	—	46	—	46
Integration and separation costs	558	(32)	(98)	—	428	(137)	291
Equity in earnings of nonconsolidated affiliates	250	(194)	(2)	—	54	—	54
Sundry income (expense) - net	178	(21)	(75)	—	82	—	82
Interest expense and amortization of debt discount	360	(263)	(97)	—	—	171	171
Income (loss) from continuing operations before income taxes	$2,368	$(1,688)	$(551)	$1	$130	$(52)	$78
Provision (credit) for income taxes on continuing operations	565	(369)	(97)	—	99	(10)	89
Income (loss) from continuing operations, net of tax	$1,803	$(1,319)	$(454)	$1	$31	$(42)	$(11)
Net income (loss) from continuing operations attributable to noncontrolling interests	35	(36)	(1)	—	(2)	—	(2)
Net income (loss) from continuing operations available to DuPont common stockholders	$1,768	$(1,283)	$(453)	$1	$33	$(42)	$(9)

Per common share data:
Earnings per common share from continuing operations - basic[6]	$0.76						$(0.02)
Earnings per common share from continuing operations - diluted[6]	$0.76						$(0.02)

Weighted-average common shares outstanding - basic	2,308.9						769.6
Weighted-average common shares outstanding - diluted	2,323.6						769.6
1. Represents the distribution of Dow in accordance with the discontinued operations guidance in ASC 205.
2. Represents the distribution of Corteva in accordance with the discontinued operations guidance in ASC 205.
3. Refer to Historical Adjustments at the end of this section for additional details.
4. Represents DuPont’s current best estimate of DuPont’s retrospectively revised historical consolidated statement of income for the three months ended June 30, 2018 reflecting the discontinued operations of Dow and Corteva. Actual results could differ from these estimates.
5. Refer to Pro Forma Adjustments at the end of this section for additional details.
6. Refer to the Earnings Per Share Reconciliation at the end of this section for additional details.

DuPont
Unaudited Pro Forma Combined Statement of Operations
For the Three Months Ended March 31, 2018

	DowDuPont	Distribution of Dow[1]	Distribution of Corteva[2]	Historical Adjustments[3]	DuPont Adjusted[4]	Separation and Financing Pro Forma Adjustments[5]	DuPont
In millions, except per share amounts	As Reported				Subtotal		Pro Forma
Net sales	$21,510	$(12,140)	$(3,773)	$—	$5,597	$—	$5,597
Cost of sales	16,315	(9,789)	(2,730)	9	3,805	18	3,823
Research and development expenses	768	(173)	(321)	—	274	—	274
Selling, general and administrative expenses	1,714	(334)	(578)	—	802	—	802
Amortization of intangibles	474	(119)	(90)	—	265	—	265
Restructuring, goodwill impairment and asset related charges – net	262	(86)	(123)	—	53	—	53
Integration and separation costs	457	(21)	(71)	—	365	(91)	274
Equity in earnings of nonconsolidated affiliates	257	(201)	1	—	57	—	57
Sundry income (expense) - net	115	(96)	(117)	—	(98)	—	(98)
Interest expense and amortization of debt discount	350	(261)	(89)	—	—	171	171
Income (loss) from continuing operations before income taxes	$1,542	$(1,654)	$113	$(9)	$(8)	$(98)	$(106)
Provision (credit) for income taxes on continuing operations	389	(317)	(9)	2	65	(21)	44
Income (loss) from continuing operations, net of tax	$1,153	$(1,337)	$122	$(11)	$(73)	$(77)	$(150)
Net income (loss) from continuing operations attributable to noncontrolling interests	44	(21)	(10)	—	13	—	13
Net income (loss) from continuing operations available to DuPont common stockholders	$1,109	$(1,316)	$132	$(11)	$(86)	$(77)	$(163)

Per common share data:
Earnings per common share from continuing operations - basic[6]	$0.47						$(0.22)
Earnings per common share from continuing operations - diluted[6]	$0.47						$(0.22)

Weighted-average common shares outstanding - basic	2,317.0						772.3
Weighted-average common shares outstanding - diluted	2,334.3						772.3
1. Represents the distribution of Dow in accordance with the discontinued operations guidance in ASC 205.
2. Represents the distribution of Corteva in accordance with the discontinued operations guidance in ASC 205.
3. Refer to Historical Adjustments at the end of this section for additional details.
4. Represents DuPont’s current best estimate of DuPont’s retrospectively revised historical consolidated statement of operations for the three months ended March 31, 2018 reflecting the discontinued operations of Dow and Corteva. Actual results could differ from these estimates.
5. Refer to Pro Forma Adjustments at the end of this section for additional details.
6. Refer to the Earnings Per Share Reconciliation at the end of this section for additional details.

DuPont
Unaudited Pro Forma Combined Statement of Operations
For the Year Ended December 31, 2017

	DowDuPont	Distribution of Dow[1]	Distribution of Corteva[2]	Historical Adjustments[3]	DuPont Adjusted[4]	Historical DuPont As Adjusted (1/1/2017 - 8/31/2017)[5]	Merger Pro Forma Adjustments[6]	Separation and Financing Pro Forma Adjustments[6]	DuPont
In millions, except per share amounts	As Reported				Subtotal				Pro Forma
Net sales	$62,484	$(43,449)	$(7,363)	$—	$11,672	$9,334	$(6)	$—	$21,000
Cost of sales	49,791	(35,434)	(5,199)	400	9,558	6,263	138	59	16,018
Research and development expenses	2,141	(669)	(815)	—	657	424	9	—	1,090
Selling, general and administrative expenses	4,064	(1,322)	(1,127)	—	1,615	1,349	20	—	2,984
Amortization of intangibles	1,013	(400)	(108)	—	505	101	404	—	1,010
Restructuring, goodwill impairment and asset related charges – net	3,280	(2,740)	(252)	—	288	311	(9)	—	590
Integration and separation costs	1,101	(31)	(63)	—	1,007	356	(148)	(405)	810
Equity in earnings of nonconsolidated affiliates	764	(394)	(3)	—	367	58	(15)	—	410
Sundry income (expense) - net	417	(28)	(323)	—	66	(135)	—	—	(69)
Interest expense and amortization of debt discount	1,082	(915)	(167)	—	—	—	—	684	684
Income (loss) from continuing operations before income taxes	$1,193	$(2,360)	$42	$(400)	$(1,525)	$453	$(435)	$(338)	$(1,845)
Provision (credit) for income taxes on continuing operations[7]	(476)	(1,250)	67	(99)	(1,758)	(284)	(133)	(120)	(2,295)
Income (loss) from continuing operations, net of tax	$1,669	$(1,110)	$(25)	$(301)	$233	$737	$(302)	$(218)	$450
Net income (loss) from continuing operations attributable to noncontrolling interests	132	(101)	(15)	—	16	15	—	—	31
Net income (loss) from continuing operations available to DuPont common stockholders	$1,537	$(1,009)	$(10)	$(301)	$217	$722	$(302)	$(218)	$419

Per common share data:
Earnings per common share from continuing operations - basic[8]	$0.97								$0.52
Earnings per common share from continuing operations - diluted[8]	$0.95								$0.52

Weighted-average common shares outstanding - basic	1,579.8								774.6
Weighted-average common shares outstanding - diluted	1,598.1								782.0
1. Represents the distribution of Dow in accordance with the discontinued operations guidance in ASC 205. Reflects a full year of results of Historical Dow’s materials science business along with Historical DuPont’s materials science business for the post-merger period September 1 through December 31, 2017.
2. Represents the distribution of Corteva in accordance with the discontinued operations guidance in ASC 205. Reflects a full year of results of Historical Dow’s agriculture business along with Historical DuPont’s agriculture business for the post-merger period September 1 through December 31, 2017.
3. Refer to Historical Adjustments at the end of this section for additional details.
4. Represents DuPont’s current best estimate of DuPont’s retrospectively revised historical consolidated statement of operations for the year ended December 31, 2017 reflecting the discontinued operations of Dow and Corteva. Actual results could differ from these estimates.
5. Reflects Historical DuPont for the pre-merger period from January 1 through August 31, 2017 after giving effect to the distributions of Historical DuPont’s materials science and agriculture businesses.
6. Refer to Pro Forma Adjustments at the end of this section for additional details.
7. In connection with The Act, credit for income taxes on continuing operations includes a provisional benefit of $2,666 million related to the remeasurement of deferred taxes, partially offset by a provisional charge of $1,580 million related to the one-time transition tax liability for foreign subsidiaries.
8. Refer to the Earnings Per Share Reconciliation at the end of this section for additional details.

DuPont
Unaudited Pro Forma Combined Statement of Operations
For the Three Months Ended December 31, 2017

	DowDuPont	Distribution of Dow[1]	Distribution of Corteva[2]	Historical Adjustments[3]	DuPont Adjusted[4]	Merger Pro Forma Adjustments[5]	Separation and Financing Pro Forma Adjustments[5]	DuPont
In millions, except per share amounts	As Reported				Subtotal			Pro Forma
Net sales	$20,066	$(11,958)	$(2,747)	$—	$5,361	$—	$—	$5,361
Cost of sales	16,650	(10,070)	(2,148)	322	4,754	—	15	4,769
Research and development expenses	786	(164)	(350)	—	272	—	—	272
Selling, general and administrative expenses	1,584	(319)	(525)	—	740	—	—	740
Amortization of intangibles	457	(115)	(77)	—	265	—	—	265
Restructuring, goodwill impairment and asset related charges – net	3,114	(2,635)	(206)	—	273	—	—	273
Integration and separation costs	502	(23)	(49)	—	430	—	(127)	303
Equity in earnings of nonconsolidated affiliates	362	(139)	(3)	—	220	—	—	220
Sundry income (expense) - net	145	547	(724)	—	(32)	—	—	(32)
Interest expense and amortization of debt discount	354	(250)	(104)	—	—	—	171	171
Income (loss) from continuing operations before income taxes	$(2,874)	$2,026	$(15)	$(322)	$(1,185)	$—	$(59)	$(1,244)
Provision (credit) for income taxes on continuing operations[6]	(1,715)	112	(11)	(69)	(1,683)	—	(21)	(1,704)
Income (loss) from continuing operations, net of tax	$(1,159)	$1,914	$(4)	$(253)	$498	$—	$(38)	$460
Net income (loss) from continuing operations attributable to noncontrolling interests	47	(35)	(3)	—	9	—	—	9
Net income (loss) from continuing operations available to DuPont common stockholders	$(1,206)	$1,949	$(1)	$(253)	$489	$—	$(38)	$451

Per common share data:
Earnings per common share from continuing operations - basic[7]	$(0.52)							$0.58
Earnings per common share from continuing operations - diluted[7]	$(0.52)							$0.58

Weighted-average common shares outstanding - basic	2,326.9							775.6
Weighted-average common shares outstanding - diluted	2,326.9							781.9
1. Represents the distribution of Dow in accordance with the discontinued operations guidance in ASC 205. Reflects the results of Historical Dow’s materials science business for the three months ended December 31, 2017 and DuPont’s materials science business for the post-merger period October 1 through December 31, 2017.
2. Represents the distribution of Corteva in accordance with the discontinued operations guidance in ASC 205. Reflects the results of Historical Dow’s agriculture business for the three months ended December 31, 2017 and Historical DuPont’s agriculture business for the post-merger period October 1 through December 31, 2017.
3. Refer to Historical Adjustments at the end of this section for additional details.
4. Represents DuPont’s current best estimate of DuPont’s retrospectively revised historical consolidated statement of income for the three months ended December 31, 2017 reflecting the discontinued operations of Dow and Corteva. Actual results could differ from these estimates.
5. Refer to Pro Forma Adjustments at the end of this section for additional details.
6. In connection with The Act, credit for income taxes on continuing operations includes a provisional benefit of $2,666 million related to the remeasurement of deferred taxes, partially offset by a provisional charge of $1,580 million related to the one-time transition tax liability for foreign subsidiaries.
7. Refer to the Earnings Per Share Reconciliation at the end of this section for additional details.

DuPont
Unaudited Pro Forma Combined Statement of Operations
For the Three Months Ended September 30, 2017

	DowDuPont	Distribution of Dow[1]	Distribution of Corteva[2]	Historical Adjustments[3]	DuPont Adjusted[4]	Historical DuPont As Adjusted (7/1/2017 - 8/31/2017)[5]	Merger Pro Forma Adjustments[6]	Separation and Financing Pro Forma Adjustments[6]	DuPont
In millions, except per share amounts	As Reported				Subtotal				Pro Forma
Net sales	$15,354	$(10,919)	$(1,490)	$—	$2,945	$2,329	$(2)	$—	$5,272
Cost of sales	12,186	(8,800)	(1,151)	78	2,313	1,576	28	15	3,932
Research and development expenses	528	(163)	(201)	—	164	104	3	—	271
Selling, general and administrative expenses	1,001	(333)	(277)	—	391	331	6	—	728
Amortization of intangibles	244	(100)	(23)	—	121	25	102	—	248
Restructuring, goodwill impairment and asset related charges – net	179	(117)	(47)	—	15	3	(9)	—	9
Integration and separation costs	354	(8)	(14)	—	332	161	(107)	(136)	250
Equity in earnings of nonconsolidated affiliates	152	(125)	4	—	31	19	(3)	—	47
Sundry income (expense) - net	394	(244)	(42)	—	108	(177)	—	—	(69)
Interest expense and amortization of debt discount	283	(235)	(48)	—	—	—	—	171	171
Income (loss) from continuing operations before income taxes	$1,125	$(1,532)	$233	$(78)	$(252)	$(29)	$(28)	$(50)	$(359)
Provision (credit) for income taxes on continuing operations	571	(639)	64	(30)	(34)	(85)	(6)	(18)	(143)
Income (loss) from continuing operations, net of tax	$554	$(893)	$169	$(48)	$(218)	$56	$(22)	$(32)	$(216)
Net income (loss) from continuing operations attributable to noncontrolling interests	20	(23)	6	—	3	3	—	—	6
Net income (loss) from continuing operations available to DuPont common stockholders	$534	$(870)	$163	$(48)	$(221)	$53	$(22)	$(32)	$(222)

Per common share data:
Earnings per common share from continuing operations - basic[7]	$0.33								$(0.29)
Earnings per common share from continuing operations - diluted[7]	$0.33								$(0.29)

Weighted-average common shares outstanding - basic	1,577.8								776.0
Weighted-average common shares outstanding - diluted	1,595.3								776.0
1. Represents the distribution of Dow in accordance with the discontinued operations guidance in ASC 205. Reflects the results of Historical Dow’s materials science business for the three months ended September 30, 2017 and Historical DuPont’s materials science business for the post-merger period September 1 through September 30, 2017.
2. Represents the distribution of Corteva in accordance with the discontinued operations guidance in ASC 205. Reflects the results of Historical Dow’s agriculture business for the three months ended September 30, 2017 and Historical DuPont’s agriculture business for the post-merger period September 1 through September 30, 2017.
3. Refer to Historical Adjustments at the end of this section for additional details.
4. Represents DuPont’s current best estimate of DuPont’s retrospectively revised historical consolidated statement of operations for the three months ended September 30, 2017 reflecting the discontinued operations of Dow and Corteva. Actual results could differ from these estimates.
5. Reflects Historical DuPont for the pre-merger period from July 1 through August 31, 2017 after giving effect to the distributions of Historical DuPont’s materials science and agriculture businesses.
6. Refer to Pro Forma Adjustments at the end of this section for additional details.
7. Refer to the Earnings Per Share Reconciliation at the end of this section for additional details.

DuPont
Unaudited Pro Forma Combined Statement of Operations
For the Three Months Ended June 30, 2017

	DowDuPont	Distribution of Dow[1]	Distribution of Corteva[2]	Historical Adjustments[3]	DuPont Adjusted[4]	Historical DuPont As Adjusted (4/1/2017 - 6/30/2017)[5]	Merger Pro Forma Adjustments[6]	Separation and Financing Pro Forma Adjustments[6]	DuPont
In millions, except per share amounts	As Reported				Subtotal				Pro Forma
Net sales	$13,834	$(10,504)	$(1,592)	$—	$1,738	$3,586	$(2)	$—	$5,322
Cost of sales	10,761	(8,475)	(988)	(1)	1,297	2,399	74	15	3,785
Research and development expenses	408	(166)	(133)	—	109	160	3	—	272
Selling, general and administrative expenses	720	(310)	(168)	—	242	503	7	—	752
Amortization of intangibles	157	(93)	(4)	—	60	38	151	—	249
Restructuring, goodwill impairment and asset related charges – net	(12)	12	—	—	—	160	—	—	160
Integration and separation costs	136	—	—	—	136	129	(30)	(84)	151
Equity in earnings of nonconsolidated affiliates	54	(19)	(2)	—	33	23	(6)	—	50
Sundry income (expense) - net	322	(285)	(15)	—	22	(124)	—	—	(102)
Interest expense and amortization of debt discount	226	(218)	(8)	—	—	—	—	171	171
Income (loss) from continuing operations before income taxes	$1,814	$(1,558)	$(308)	$1	$(51)	$96	$(213)	$(102)	$(270)
Provision (credit) for income taxes on continuing operations	455	(399)	(81)	—	(25)	(121)	(66)	(36)	(248)
Income (loss) from continuing operations, net of tax	$1,359	$(1,159)	$(227)	$1	$(26)	$217	$(147)	$(66)	$(22)
Net income (loss) from continuing operations attributable to noncontrolling interests	38	(31)	(5)	—	2	5	—	—	7
Net income (loss) from continuing operations available to DuPont common stockholders	$1,321	$(1,128)	$(222)	$1	$(28)	$212	$(147)	$(66)	$(29)

Per common share data:
Earnings per common share from continuing operations - basic[7]	$1.08								$(0.05)
Earnings per common share from continuing operations - diluted[7]	$1.07								$(0.05)

Weighted-average common shares outstanding - basic	1,211.8								775.0
Weighted-average common shares outstanding - diluted	1,229.0								775.0
1. Represents the distribution of Dow in accordance with the discontinued operations guidance in ASC 205. Reflects the results of Historical Dow’s materials science business for the three months ended June 30, 2017.
2. Represents the distribution of Corteva in accordance with the discontinued operations guidance in ASC 205. Reflects the results of Historical Dow’s agriculture business for the three months ended June 30, 2017.
3. Refer to Historical Adjustments at the end of this section for additional details.
4. Represents DuPont’s current best estimate of DuPont’s retrospectively revised historical consolidated statement of operations for the three months ended June 30, 2017 reflecting the discontinued operations of Dow and Corteva. Actual results could differ from these estimates.
5. Reflects Historical DuPont for the pre-merger period from April 1 through June 30, 2017 after giving effect to the distributions of Historical DuPont’s materials science and agriculture businesses.
6. Refer to Pro Forma Adjustments at the end of this section for additional details.
7. Refer to the Earnings Per Share Reconciliation at the end of this section for additional details.

DuPont
Unaudited Pro Forma Combined Statement of Operations
For the Three Months Ended March 31, 2017

	DowDuPont	Distribution of Dow[1]	Distribution of Corteva[2]	Historical Adjustments[3]	DuPont Adjusted[4]	Historical DuPont As Adjusted (1/1/2017 - 3/31/2017)[4]	Merger Pro Forma Adjustments[6]	Separation and Financing Pro Forma Adjustments[6]	DuPont
In millions, except per share amounts	As Reported				Subtotal				Pro Forma
Net sales	$13,230	$(10,068)	$(1,534)	$—	$1,628	$3,419	$(2)	$—	$5,045
Cost of sales	10,194	(8,089)	(912)	1	1,194	2,288	36	14	3,532
Research and development expenses	419	(176)	(131)	—	112	160	3	—	275
Selling, general and administrative expenses	759	(360)	(157)	—	242	515	7	—	764
Amortization of intangibles	155	(92)	(4)	—	59	38	151	—	248
Restructuring, goodwill impairment and asset related charges – net	(1)	—	1	—	—	148	—	—	148
Integration and separation costs	109	—	—	—	109	66	(11)	(58)	106
Equity in earnings of nonconsolidated affiliates	196	(111)	(2)	—	83	16	(6)	—	93
Sundry income (expense) - net	(444)	(46)	458	—	(32)	166	—	—	134
Interest expense and amortization of debt discount	219	(212)	(7)	—	—	—	—	171	171
Income (loss) from continuing operations before income taxes	$1,128	$(1,296)	$132	$(1)	$(37)	$386	$(194)	$(127)	$28
Provision (credit) for income taxes on continuing operations	213	(324)	95	—	(16)	(78)	(61)	(45)	(200)
Income (loss) from continuing operations, net of tax	$915	$(972)	$37	$(1)	$(21)	$464	$(133)	$(82)	$228
Net income (loss) from continuing operations attributable to noncontrolling interests	27	(12)	(13)	—	2	7	—	—	9
Net income (loss) from continuing operations available to DuPont common stockholders	$888	$(960)	$50	$(1)	$(23)	$457	$(133)	$(82)	$219

Per common share data:
Earnings per common share from continuing operations - basic [7]	$0.74								$0.28
Earnings per common share from continuing operations - diluted [7]	$0.72								$0.28

Weighted-average common shares outstanding - basic	1,202.5								771.9
Weighted-average common shares outstanding - diluted	1,222.1								780.4
1. Represents the distribution of Dow in accordance with the discontinued operations guidance in ASC 205. Reflects the results of Historical Dow’s materials science business for the three months ended March 31, 2017.
2. Represents the distribution of Corteva in accordance with the discontinued operations guidance in ASC 205. Reflects the results of Historical Dow’s agriculture business for the three months ended March 31, 2017.
3. Refer to Historical Adjustments at the end of this section for additional details.
4. Represents DuPont’s current best estimate of DuPont’s retrospectively revised historical consolidated statements of operations for the three months ended March 31, 2017 reflecting the discontinued operations of Dow and Corteva. Actual results could differ from these estimates.
5. Reflects Historical DuPont for the pre-merger period from January 1 through March 31, 2017 after giving effect to the distributions of Historical DuPont’s materials science and agriculture businesses.
6. Refer to Pro Forma Adjustments at the end of this section for additional details.
7. Refer to the Earnings Per Share Reconciliation at the end of this section for additional details.

DuPont
Historical Adjustments

Inventory Historical Adjustments:

The effect of the change in the method of accounting for inventory impacted the historical reported amounts of cost of sales in the unaudited pro forma combined statements of operations as follows:

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Cost of sales	$4	$(6)	$(9)	$(5)	$(1)	$9	$400	$322	$78	$(1)	$1
(Credit) provision for income taxes on continuing operations[1]	(5)	5	2	1	—	2	(99)	(69)	(30)	—	—
1. Represents the income tax effect on the impact from the LIFO accounting policy change calculated using enacted statutory tax rates applicable in each period at the legal entity in which the pre-tax adjustments were made.

DuPont
Pro Forma Adjustments

Separation Pro Forma Adjustments:

DuPont has entered into various supply agreements with Dow in connection with the Dow Distribution. These agreements provide for different pricing than the historical intercompany and intracompany practices of DowDuPont. The financial impact of these agreements is expected to result in an unfavorable impact to income (loss) from continuing operations as follows:

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Cost of sales	$22	$74	$19	$19	$18	$18	$59	$15	$15	$15	$14
Credit for income taxes on continuing operations[1]	(4)	(14)	(4)	(4)	(3)	(3)	(16)	(4)	(4)	(4)	(4)
1. Represents the income tax effect of the elimination of one-time transaction costs directly attributable to the expected distribution transactions calculated using enacted statutory tax rates applicable in each period at the legal entity in which the pre-tax adjustments were made.

Adjustment to eliminate one-time transaction costs directly attributable to the expected distribution transactions. The below represents the impact to the respective unaudited pro forma combined statements of operations.

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Integration and separation costs	$(173)	$(493)	$(131)	$(134)	$(137)	$(91)	$(405)	$(127)	$(136)	$(84)	$(58)
Provision for income taxes on continuing operations[1]	40	117	33	31	32	21	142	45	48	29	20
1. Represents the income tax effect of the elimination of one-time transaction costs directly attributable to the expected distribution transactions calculated using enacted statutory tax rates applicable in each period at the legal entity in which the pre-tax adjustments were made.

Financings Pro Forma Adjustments:

Adjustment to interest expense consists of the following:

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Cash interest expense related to the Financings	$28	$612	$113	$167	$166	$166	$666	$167	$167	$166	$166
Amortization of deferred financing fees	1	17	3	4	5	5	18	4	4	5	5
Pro forma adjustment to interest expense	$29	$629	$116	$171	$171	$171	$684	$171	$171	$171	$171
Credit for income taxes on continuing operations[1]	$(6)	$(145)	$(27)	$(40)	$(39)	$(39)	$(246)	$(62)	$(62)	$(61)	$(61)
1. Represents the income tax effect on the pro forma adjustment to interest expense calculated using enacted statutory tax rates applicable in each period at the legal entity in which the pre-tax adjustments were made.

Merger Pro Forma Adjustments:

The unaudited pro forma statements of operations reflect the following adjustments related to the Merger:

	Year Ended	Three Months Ended
In millions	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Net sales
Intercompany transactions [1]	$(6)	$—	$(2)	$(2)	$(2)
Cost of sales
Intercompany transactions [1]	$(6)	$—	$(2)	$(2)	$(2)
Policy harmonization [2]	(3)	—	(6)	20	(17)
Depreciation expense [3]	147	—	36	56	55
Total cost of sales	$138	$—	$28	$74	$36
Research and development expenses
Depreciation expense [3]	$9	$—	$3	$3	$3
Selling, general and administrative expenses
Depreciation expense [3]	$20	$—	$6	$7	$7
Amortization of intangibles
Amortization expense [4]	$404	$—	$102	$151	$151
Restructuring, goodwill impairment and asset related charges – net
Restructuring charge [5]	$(9)	$—	$(9)	$—	$—
Integration and separation costs
Transaction costs [5]	$(148)	$—	$(107)	$(30)	$(11)
Equity in earnings of nonconsolidated affiliates
Fair value of nonconsolidated affiliates [6]	$(15)	$—	$(3)	$(6)	$(6)
Total pro forma adjustments to income from continuing operations before income taxes	$(435)	$—	$(28)	$(213)	$(194)
Provision for income taxes on continuing operations [7]
Policy harmonization [2]	$1	$—	$2	$(6)	$5
Depreciation expense [3]	(56)	—	(14)	(21)	(21)
Amortization expense [4]	(125)	—	(31)	(47)	(47)
Restructuring charge [5]	3	—	3	—	—
Transaction costs [5]	49	—	35	10	4
Fair value of nonconsolidated affiliates [6]	5	—	1	2	2
Total provision (credit) for income taxes on continuing operations	$(133)	$—	$(6)	$(66)	$(61)
Total pro forma adjustments to income from continuing operations, net of tax	$(302)	$—	$(22)	$(147)	$(133)
1. Transactions between Historical Dow and Historical DuPont have been eliminated as if they were consolidated affiliates for the period January 1 through August 31, 2017. Adjustments reflect the elimination of intercompany net sales and cost of sales.
2. Represents a reduction to cost of sales for the period January 1 through August 31, 2017, due to conforming Historical DuPont’s accounting policy of deferring and amortizing expenses for planned major maintenance activities to DowDuPont’s accounting policy of directly expensing the costs as incurred.
3. Represents estimated additional depreciation expense in cost of sales, research and development expenses and selling, general and administrative expenses, resulting from the fair value adjustment to net property for the period January 1 through August 31, 2017 related to the ongoing specialty products businesses.
4. Represents estimated additional amortization expense resulting from the fair value adjustment to intangibles for the period January 1 through August 31, 2017 reflected in amortization of intangibles related to the ongoing specialty products businesses.
5. Represents the elimination of one-time merger related transaction costs from integration and separation and restructuring, goodwill impairment and asset-related charges-net costs for the period January 1 through August 31, 2017.
6. Represents a reduction to equity in earnings of nonconsolidated affiliates for the period January 1 through August 31, 2017 related to the amortization of the fair value adjustment to Historical DuPont’s investments in nonconsolidated affiliates.
7. Represents the income tax effect of the Merger pro forma adjustments calculated using enacted statutory rates applicable in each period at the legal entity in which the pretax adjustments were made.

DuPont
Earnings Per Share Reconciliation

The table below contains a reconciliation of the numerator for basic and diluted earnings per share calculations for the periods indicated:

	Three Months Ended	Year Ended	Three Months Ended				Year Ended	Three Months Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Pro forma net income (loss) from continuing operations available to DuPont common stockholders	$7	$179	$278	$73	$(9)	$(163)	$419	$451	$(222)	$(29)	$219
Net income from continuing operations attributable to participating securities[1]	(1)	(17)	(2)	(2)	(7)	(6)	(13)	—	(3)	(6)	(4)
Pro forma net income (loss) from continuing operations available to DuPont common stockholders – basic and diluted	$6	$162	$276	$71	$(16)	$(169)	$406	$451	$(225)	$(35)	$215
1. Pro forma basic and diluted earnings per share is calculated by dividing pro forma net income (loss) available to DuPont common stockholders by pro forma weighted-average number of DuPont common shares outstanding. Pro forma net income available for DuPont common stockholders is reduced by net income attributable to deferred stock awards, as these awards are considered participating securities due to the DowDuPont’s practice of paying dividend equivalents on unvested shares.

Reconciliation of the denominator for pro forma basic and diluted earnings per share calculations for the periods indicated, prior to reflecting the DuPont 1-for-3 Reverse Stock Split:

	Years Ended	Three Months Ended
In millions	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
DowDuPont weighted-average common shares – basic	1,579.8	2,326.9	1,577.8	1,211.8	1,202.5
Weighted-average shares issued to Historical DuPont stockholders as consideration for the Merger[1]	744.1	—	750.2	1,113.2	1,113.2
DuPont weighted-average common shares – basic	2,323.9	2,326.9	2,328.0	2,325.0	2,315.7
Plus dilutive effect of DowDuPont equity compensation plans	22.2	18.9	21.7	22.7	25.5
DuPont weighted-average common shares – diluted	2,346.1	2,345.8	2,349.7	2,347.7	2,341.2
Equity awards and deferred stock awards excluded from earnings per share calculations [2]	1.4	0.5	1.8	2.2	1.1
1. As a result of the Merger, share amounts for the year ended December 31, 2017, reflect a weighted average effect of Dow shares outstanding prior to August 31, 2017 and DowDuPont shares outstanding on and after August 31, 2017. As such, for purposes of calculating pro forma basic and diluted earnings per share, the impact of the shares issued to DuPont stockholders as part of the Merger, have been included as if the Merger had been consummated on January 1, 2017.
2. These outstanding options to purchase shares of common stock and deferred stock awards were excluded from the calculation of diluted earnings per share because the effect of including them would have been antidilutive.

Reconciliation of the pro forma denominators for basic and diluted earnings per share calculations have been adjusted to reflect DuPont’s 1-for-3 Reverse Stock Split as follows:

	Three Months Ended	Years Ended	Three Months Ended				Years Ended	Three Months Ended
In millions	Mar 31, 2019	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Historical basic weighted average common shares outstanding	2,250.1	2,301.0	2,282.1	2,296.2	2,308.9	2,317.0	2,323.9	2,326.9	2,328.0	2,325.0	2,315.7
Pro forma basic weighted average common shares outstanding	750.0	767.0	760.7	765.4	769.6	772.3	774.6	775.6	776.0	775.0	771.9
Historical diluted weighted average common shares outstanding	2,259.2	2,315.5	2,292.9	2,311.3	2,323.6	2,334.3	2,346.1	2,345.8	2,349.7	2,347.7	2,341.2
Pro forma diluted weighted average common shares outstanding[1]	753.1	771.8	764.3	770.4	769.6	772.3	782.0	781.9	776.0	775.0	780.4
1. For the periods where pro forma net income (loss) from continuing operations available to DuPont common stockholders - basic and diluted is in a loss position, diluted earnings per share does not consider the impact of potentially dilutive securities because the inclusion of the potential common shares would have an antidilutive effect.